LOSS PER SHARE	12 Months Ended
Dec. 31, 2017
LOSS PER SHARE
LOSS PER SHARE

13.       LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per ordinary share for the following years:

	2015	2016	2017

Numerator:
Net loss attributable to ordinary shareholders of LightInTheBox Holding Co., Ltd.	$(39,407)	$(8,723)	$(9,548)
Denominator:
Weighted average number of shares used in calculating net loss per ordinary share —basic	94,970,054	127,180,801	137,641,562
Net loss per ordinary share-diluted	$(0.41)	$(0.07)	$(0.07)

As a result of the Group’s net loss for each of the three years ended December 31, 2017, 1,374,050, 965,850 and 890,500 options outstanding and 3,315,264, 1,906,167 and 1,084,284 nonvested shares outstanding as of December 31, 2015, 2016 and 2017 respectively, were excluded from the computation of diluted net loss per share as their inclusion would have been anti-dilutive.